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                                                                    EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Administaff, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Richard
G. Rawson, Executive Vice President of Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Richard G. Rawson
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Richard G. Rawson

Executive Vice President of Administration and Chief Financial Officer
August 14, 2002